SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	86-0498599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204

(Address of Principal Executive Offices)	(Zip Code)

(904) 854-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 — Press Release of Fidelity National Financial, Inc., dated January 27, 2004.

Exhibit 99.2 — Schedule of Revenue Categories-Reclassified for Current Presentation-Annually for 1999 through 2003 and Quarterly for 2001 through 2003.

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On January 27, 2004, Fidelity National Financial, Inc. issued an earnings release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the earnings release is attached as Exhibit 99.1. Also in the fourth quarter of 2003, Fidelity National Financial, Inc. expanded the disclosure in revenue line items on the income statement to better reflect both the existing operational structure and future strategic direction of the Company. A schedule to reclassify historical revenue data into its current presentation is attached as Exhibit 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Dated: January 27, 2004	By:	/s/ Alan L. Stinson

Alan L. Stinson Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Fidelity National Financial, Inc., dated January 27, 2004

99.2	Schedule of Revenue Categories-Reclassified for Current Presentation-Annually for 1999 through 2003 and Quarterly for 2001 through 2003.

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